                             FOR BANK USE ONLY      Reviewed by ________________
                             Due JANUARY 31, 2004
                             Customer #609591     Loan #42


                      AMENDMENT TO LOAN AGREEMENT AND NOTE

     This amendment (the "AMENDMENT"), dated as of the date specified below, is by and between the borrower (the "BORROWER") and the bank (the "BANK") identified below.

                                    RECITALS

     A. The Borrower and the Bank have executed a Loan Agreement (the "AGREEMENT") dated JUNE 8, 2001 and the Borrower has executed a Note (the "NOTE") dated JUNE 8, 2001, either or both which may have been amended and replaced from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "LOAN DOCUMENTS"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $2,000,000.00, as may be amended from time to time.

     B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

     C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                               TERMS OF AGREEMENT

     In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

     [X] EXTENSION OF MATURITY DATE. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with "JANUARY 31, 2004".

     [X] CHANGE IN MAXIMUM LOAN AMOUNT. If checked here, all references in the Agreement and in the Note (whether or not numerically) to the maximum loan amount are hereby deleted and replaced with "$3,000,000.00", which evidences an additional $1,000,000.00 available to be advanced subject to the terms and conditions of the Agreement and Note.

     [ ] CHANGE IN MULTIPLE ADVANCE TERMINATION DATE. If checked here, all references in the Agreement and in the Note to the termination date for multiple advances are hereby deleted and replaced with "N/A".

     CHANGE IN FINANCIAL COVENANTS(S).

          (i) [ ] If checked here, all references to "$__________" in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$__________" for the period beginning __________ and thereafter.

          (ii) [ ] If checked here, all references to "$__________" in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$__________" for the period beginning __________ and thereafter.

          (iii) [ ] If checked here, all references to "__________" in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "__________" for the period beginning __________ and thereafter.

          (iv) [ ] If checked here, all references to "__________" in the Agreement as the minimum Current Ratio are hereby deleted and replaced with "__________" for the period beginning __________ and thereafter.

          (v) [ ] If checked here, all references to "$__________" in the Agreement as the maximum Capital Expenditures amount are hereby deleted and replaced with "$__________" for the period beginning __________ and thereafter.

          (vi) [ ] If checked here, all references to "__________" in the Agreement as the minimum Cash Flow Coverage Ratio are hereby deleted and replaced with "__________" for the period beginning __________ and thereafter.

          (vii) [ ] If checked here, all references to "$__________" in the Agreement as the maximum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$__________" for the period beginning __________ and thereafter.

     [X] CHANGE IN PAYMENT SCHEDULE. If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

Interest is payable beginning FEBRUARY 1, 2003, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

Principal is payable on JANUARY 31, 2004.

                                  Page 1 of 2
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     [ ] CHANGE IN LATE PAYMENT FEE. If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of _______% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

     DEFAULT INTEREST RATE. Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

     EFFECTIVENESS OF PRIOR DOCUMENTS. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

     PRECONDITIONS TO EFFECTIVENESS. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

     NO WAIVER OF DEFAULTS; WARRANTIES. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

     COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

     AUTHORIZATION. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

     CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for Borrower in any action upon or in connection with this Amendment at any time after the obligations under this Amendment become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in any said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower hereunder may also be counsel to the Bank and/or any of the Bank's affiliates, and the Borrower hereby further waives any conflict of interest which might otherwise arise and consents to the Bank paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Amendment and/or any and all collateral and security for the obligations.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Dated as of:  JANUARY 17, 2003
             ----------------------

                                             HMI INDUSTRIES, INC.
(Individual Borrower)                        -----------------------------------
                                             Borrower Name (Organization)

-----------------------------------          a OHIO Corporation
                                               ---------------------------------

Borrower Name       N/A                      By /s/ Julie A. McGraw
               --------------------             --------------------------------

Agreed to:                                   Name and Title JULIE A MCGRAW,
                                                            VICE PRESIDENT/CHIEF
U.S. BANK N.A.                                              --------------------
-----------------------------------          By
(Bank)                                         ---------------------------------
By:  /s/ Judith Ulrich
   --------------------------------          Name and Title
                                                            --------------------
                 JUDITH ULRICH
Name and Title:  VICE PRESIDENT
               --------------------

                  FOR ADDITIONAL TERMS, SEE ATTACHED ADDENDUM

                                  Page 2 of 2

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                ADDENDUM TO AMENDMENT TO LOAN AGREEMENT AND NOTE

     This Addendum is made part of the Amendment to Loan Agreement and Note (the "AMENDMENT") made and entered into by and between the undersigned borrower (the "BORROWER") and the undersigned bank (the "BANK") as of the date identified below. The following provisions are hereby added to the Amendment, (or to the extent such provisions already exist, are hereby modified) as follows.

     THE COVENANT FOR EMPLOYEE ADVANCES NOT TO EXCEED $5,000.00 IS HEREBY
DELETED.




Dated as of: JANUARY 17, 2003
             -----------------------
                                        HMI INDUSTRIES, INC.
(Individual Borrower)                   ----------------------------------------
                                        Borrower Name (Organization)

_______________________________(SEAL)   a OHIO Corporation

Borrower Name N/A                       By /s/ Julie A. McGraw

_______________________________(SEAL)   Name and Title JULIE A MCGRAW,
                                                       VICE PRESIDENT/CHIEF

Borrower Name N/A                       By _____________________________________

                                        Name and Title _________________________

Agreed to:

U.S. BANK N.A.
-------------------------------------
(Bank)

By: /s/ Judith Ulrich
-------------------------------------
Name and Title: JUDITH ULRICH
                VICE PRESIDENT


3589   (c) us bancorp 2001